UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 29, 2004


                         CCBT FINANCIAL COMPANIES, INC.
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               (Exact name of registrant as specified in charter)




       Massachusetts                    000-25381                04-3437708
-----------------------------  --------------------------  ---------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)


             495 Station Avenue, South Yarmouth, Massachusetts 02664
               (Address of principal executive offices) (Zip code)
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                                 (508) 394-1300
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

Exhibit 99.1   Press Release dated January 29, 2004.

Item 12. Results Of Operations And Financial Condition.

     On January 29, 2004, CCBT Financial Companies, Inc., the bank holding company for Cape Cod Bank and Trust Company, N.A., issued a press release announcing its 2003 fourth quarter results. The press release, attached as
Exhibit 99.1, is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  CCBT FINANCIAL COMPANIES, INC.



Date: January 29, 2004                            /s/ Phillip W. Wong
                                                  ------------------------------
                                                  Phillip W. Wong
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  Exhibit Index

99.1     Press release, dated January 29, 2004